FORM 8-K
CURRENT REPORT

Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934.

Date of Report (Date of earliest event reported) July 24, 2002

HCA INC.
(Exact name of registrant as specified in its charter)

DELAWARE
(State of Incorporation)

001-11239 (Commission File Number)	75-2497104 (IRS Employer Identification Number)

One Park Plaza, Nashville, Tennessee (Address of principal executive offices)	37203 (Zip Code)

(615) 344-9551
(Registrant’s telephone number, including area code)

ITEM 5. OTHER EVENTS
ITEM 7. EXHIBIT
SIGNATURES
Press Release

ITEM 5.  OTHER EVENTS

     On July 24, 2002, HCA Inc. (the “Company”) announced operating results for the second quarter ended June 30, 2002.

ITEM 7.  EXHIBIT

Exhibit 20	Copy of press release dated July 24, 2002 relating to second quarter earnings release.

SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.

HCA Inc.

By: /s/ JOHN M. FRANCK II

John M. Franck II Vice President and Corporate Secretary

DATED: July 25, 2002

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